UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report:	November 4, 2008
Date of Earliest Event Reported:	November 4, 2008

BOISE INC.
(Exact name of registrant as specified in its charter)

Delaware	001-33541	20-8356960
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1111 West Jefferson Street, Suite 200
Boise, ID 83702-5388
(Address of principal executive offices) (Zip Code)

(208) 384-7000
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

On November 4, 2008, we issued an earnings release announcing our third quarter 2008 financial results, a copy of which is furnished as Exhibit 99.1 to this Report on Form 8-K.  Additionally, Exhibit 99.2, a copy of which is furnished, includes certain statistical information relative to our quarterly performance.  Management will review the company’s performance during a webcast and conference call to be held today, November 4, at 12:00 p.m. Eastern.  To link to the webcast, go to our website at www.BoiseInc.com and click on the link to the webcast under Webcasts & Presentations on the Investors drop-down menu.  To join the conference call, dial 866-841-1001.  International callers should dial 832-445-1689.

We have reconciled the non-GAAP financial measures to our reported financial performance in the financial notes that accompany our earnings release.

Item 9.01	Financial Statements and Exhibits.

(d)  Exhibits.

The following exhibits are furnished as part of this Report on Form 8-K:

Exhibit Number

Description

Exhibit 99.1

Boise Inc. Earnings Release dated November 4, 2008

Exhibit 99.2

Boise Inc. Quarterly Statistical Information

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BOISE INC.

	By	/s/ Karen E. Gowland
Karen E. Gowland
Vice President, General Counsel and
Secretary

Date: November 4, 2008